UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 9, 2026

Ondas Holdings Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39761	47-2615102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Lakeview Avenue, Suite 800, West Palm Beach, Florida 33401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (888) 350-9994

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock par value $0.0001	ONDS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 9, 2026, Ondas Holdings Inc. (the “Company” or “Ondas”) entered into a placement agent agreement (the “Placement Agent Agreement”) with Oppenheimer & Co. Inc., as representative of the placement agents named in Schedule I thereto (the “Placement Agents”), relating to the Company’s offering (the “Offering”) of (i) 19,000,000 shares (the “Shares”) of Company common stock, par value $0.0001 per share (“Common Stock”), or (ii) in lieu of Common Stock, pre-funded warrants (the “Pre-Funded Warrants,” together with the Shares, the “Common Stock Equivalents”) to purchase up to 41,790,274 shares of Common Stock (the “Pre-Funded Warrant Shares”). The Common Stock Equivalents were accompanied by warrants (the “Common Warrants,” together with the Pre-Funded Warrants, the “Warrants”) to purchase a total of 121,580,548 shares of Common Stock (the “Common Warrant Shares,” together with the Pre-Funded Warrant Shares, the “Warrant Shares”). The Common Stock Equivalents with the accompanying Common Warrants are being sold pursuant to the terms of a Securities Purchase Agreement, dated January 9, 2026 (the “Securities Purchase Agreement”), by and between the Company and each investor listed on the Schedule of Buyers attached thereto (the “Investor”) in connection with this Offering.

The Shares and Warrants shall be offered, issued, and sold pursuant to a prospectus supplement and accompanying prospectus that form part of an effective shelf registration statement on Form S-3ASR (File No. 333-290121), which was filed with the Securities and Exchange Commission (the “SEC”) and automatically became effective upon filing on September 9, 2025.

The Offering price for (i) each Share and accompanying Common Warrant to purchase two (2) shares of Common Stock was $16.45 and (ii) each Pre-Funded Warrant and accompanying Common Warrant to purchase two (2) shares of Common Stock was $16.45 (with all but a nominal exercise price of $0.0001 per share prepaid as of the issuance date). The Pre-Funded Warrants are immediately exercisable and will expire seven years from the date of issuance. The Common Warrants have an exercise price of $28.00 per share, are immediately exercisable and will expire seven years from the date of issuance. The net proceeds to the Company from the Offering are approximately $959.2 million, after deducting placement agent fees and estimated offering expenses payable by the Company and excluding any proceeds that may be received from the exercise of the Warrants. If the Common Warrants are fully exercised on a cash basis, the Company has the potential to raise approximately $3.4 billion in additional gross proceeds. No assurance can be given that any of the Common Warrants will be exercised. The Company intends to use the net proceeds of the Offering for corporate development and strategic growth, including acquisitions, joint ventures and investments. The Offering is expected to close on or about January 12, 2026, subject to the satisfaction of customary closing conditions.

The Placement Agent Agreement includes customary representations, warranties, and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Placement Agents, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Placement Agent Agreement were made only for purposes of such Placement Agent Agreement and as of specific dates, were solely for the benefit of the parties to the Placement Agent Agreement and were subject to limitations agreed upon by the contracting parties.

The Securities Purchase Agreement provides that the obligations of the Investor is subject to certain conditions precedent, including, among other things, the absence of any material adverse change in the Company's business and the receipt of customary opinions and closing certificates. The Company established the price following negotiations with prospective investors and with reference to the prevailing market price of the Common Stock, recent trends in such price and other factors.

The foregoing summaries of the Securities Purchase Agreement, Placement Agent Agreement, Common Warrant and Pre-Funded Warrant do not purport to be complete and are subject to, and qualified in their entirety by, such documents attached as Exhibits 10.1, 10.2, 4.1 and 4.2, respectively, to this Current Report on Form 8-K (the “Form 8-K”), which are incorporated herein by reference.

A copy of the opinion of Akerman LLP relating to the legality of the issuance and sale of the Warrants is attached as Exhibit 5.1 hereto. A copy of the opinion of Snell & Wilmer L.L.P. relating to the legality of the issuance and sale of the Shares and the Warrant Shares is attached as Exhibit 5.2 hereto.

Item 8.01. Other Events.

On January 9, 2026, the Company issued a press release announcing the pricing of the Offering. The press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
4.1	Form of Common Warrant.
4.2	Form of Pre-Funded Warrant.
5.1	Opinion of Akerman LLP.
5.2	Opinion of Snell & Wilmer L.L.P.
10.1	Form of Securities Purchase Agreement, dated January 9, 2026 by and between Ondas Holdings Inc. and each investor listed on the Schedule of Buyers attached thereto.
10.2	Placement Agent Agreement, dated January 9, 2026, between Ondas Holdings Inc. and Oppenheimer & Co. Inc., as representative of the placement agents named in Schedule I thereto.
23.1	Consent of Akerman LLP (included in Exhibit 5.1).
23.2	Consent of Snell & Wilmer L.L.P. (included in Exhibit 5.2).
99.1	Press Release, dated January 9, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward Looking Statements

Statements made in this Current Report on Form 8-K that are not statements of historical or current facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the intended use of net proceeds of the offering and the exercise of the Common Warrants prior to their expiration. We caution readers that forward-looking statements are predictions based on our current expectations about future events. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. These risks and uncertainties relate, among other things, to fluctuations in our stock price and changes in market conditions. Our actual results, performance, or achievements could differ materially from those expressed or implied by the forward-looking statements as a result of a number of factors, including the risks discussed under the heading “Risk Factors” discussed under the caption “Item 1A. Risk Factors” in Part I of our most recent Annual Report on Form 10-K or any updates discussed under the caption “Item 1A. Risk Factors” in Part II of our Quarterly Reports on Form 10-Q and in our other filings with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2026	ONDAS HOLDINGS INC.

	By:	/s/ Eric A. Brock
Eric A. Brock
Chief Executive Officer

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